Blue Owl Capital Inc. Second Quarter 2025 Earnings July 31, 2025

2 About Blue Owl Blue Owl (NYSE: OWL) is a leading asset manager that is redefining alternatives®. With over $284 billion in assets under management as of June 30, 2025, we invest across three multi-strategy platforms: Credit, Real Assets and GP Strategic Capital. Anchored by a strong permanent capital base, we provide businesses with private capital solutions to drive long-term growth and offer institutional investors, individual investors, and insurance companies differentiated alternative investment opportunities that aim to deliver strong performance, risk-adjusted returns, and capital preservation. Together with approximately 1,300 experienced professionals globally, Blue Owl brings the vision and discipline to create the exceptional. To learn more, visit www.blueowl.com. Forward-Looking Statements Certain statements made in this presentation are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Blue Owl’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this presentation. Blue Owl assumes no obligation to update or revise any such forward-looking statements except as required by law. Important factors, among others, that may affect actual results or outcomes include the inability to recognize the anticipated benefits of acquisitions; costs related to acquisitions; the inability to maintain the listing of Blue Owl’s shares on the New York Stock Exchange; Blue Owl’s ability to manage growth; Blue Owl’s ability to execute its business plan and meet its projections; potential litigation involving Blue Owl; changes in applicable laws or regulations; and the possibility that Blue Owl may be adversely affected by other economic, business, geopolitical and competitive factors. The information contained in this presentation is summary information that is intended to be considered in the context of Blue Owl’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that Blue Owl may make, by press release or otherwise, from time to time. Blue Owl also uses its website to distribute company information, including assets under management and performance information, and such information may be deemed material. Accordingly, investors should monitor Blue Owl’s website (www.blueowl.com). Blue Owl undertakes no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about Blue Owl and its affiliates and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of Blue Owl or information about the market, as indicative of future results, the achievement of which cannot be assured. Throughout this presentation, all current period amounts are preliminary and unaudited, “LTM” refers to the last twelve months. Totals may not sum due to rounding. Disclosures

3 Disclosures Non-GAAP Financial Measures; Other Financial and Operational Data This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Blue Owl believes that the use of these non-GAAP financial measures provides an additional tool for investors and potential investors to use in evaluating its ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and reconciled to the most directly comparable GAAP measures. Exact net IRRs and multiples cannot be calculated for individual investments held by Blue Owl’s products, or a subset of such investments, due to the lack of a mechanism to precisely allocate fees, taxes, transaction costs, expenses and general partner carried interest. Valuations are as of the dates provided herein and do not take into account subsequent events, including the impact of inflation and rising interest rates, which can be expected to have an adverse effect on certain entities identified or contemplated herein. For the definitions of certain terms used in this presentation, please refer to the “Defined Terms” slides in the appendix. Important Notice No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Blue Owl or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Blue Owl. Viewers of this presentation should each make their own evaluation of Blue Owl and of the relevance and adequacy of the information contained herein and should make sure other investigations as they deem necessary. This communication does not constitute an offer to sell, or the solicitation of an offer to buy or sell, any securities, investment funds, vehicles or accounts, investment advice or any other service by Blue Owl or any of its affiliates or subsidiaries. Nothing in this presentation constitutes the provision of tax, accounting, financial, investment, regulatory, legal or other advice by Blue Owl or its advisors. Industry and Market Data This presentation may contain information obtained from third parties, including ratings from credit ratings agencies such as Fitch, Moody's and Standard & Poor’s Ratings. Such information has not been independently verified and, accordingly, Blue Owl makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. Copyright© Blue Owl Capital Inc. 2025. All rights reserved.

4 Key Highlights from the Second Quarter 2025 7th Vintage of Flagship Net Lease – First Close Record Quarter of Capital Raising – Includes Records for Institutional, Wealth, Credit, and Real Assets 17 Consecutive Quarters of Management Fee and FRE Growth Continued Momentum Across the Business Successful Listing of OTF – Now the Largest Tech BDC and 2nd Largest Publicly Traded BDC Final Close of Digital Infrastructure Fund III - $7bn at Hard Cap Alternative Credit Fund – $850mn Closed in Private Offering Voya Retirement- Focused Partnership Announced Digital Infrastructure REIT Coming Soon New Strategic Initiatives $3.5bn Raised in Aggregate Across New Organic Strategies Global Expansion of Institutional and Wealth Fundraising Teams Nearly $1.7bn Raised for First Vintage of Strategic Equity

5As of June 30, 2025. Past performance is not a guarantee of future results. Blue Owl Overview With over $284 billion of assets under management, Blue Owl is a leading asset manager that is redefining alternatives®. • Provides innovative minority equity and financing solutions to private capital managers • Deep and extensive relationships across the alternative asset management ecosystem • Successfully completed over 90 equity and debt transactions since inception • Financing partner of choice for private companies across the direct lending and alternative credit markets • Demonstrated ability to source proprietary investment opportunities with $165 billion in gross direct lending originations since inception • Complementary Credit strategies include Investment Grade Credit, Liquid Credit, Healthcare Opportunities, and Strategic Equity GP Strategic CapitalCredit • Flexible and bespoke capital solutions to investment grade and creditworthy tenants, borrowers and hyperscalers • Ability to invest up and down the capital structure, in public and private investments, at varying costs of capital • A leader in net lease; demonstrated performance across market cycles has led to robust support and repeat business from industry-leading partners Real Assets Investment Platforms $145.5B Assets Under Management 735+ Deals Closed 145+ Unique Sponsors Closed Deals in Direct Lending Since Inception $67.1B Assets Under Management 10+ Year Track Record 60+ Partnerships Since Inception $71.5B Assets Under Management 5,750+ Equity Assets Owned 830+ Tenant Relationships/ Partnerships

6 Significant growth driven by differentiated products, a broadening of our product offering and the scaling of our distribution platforms Significant Fundraising Growth Since Listing $1.2 $2.3 $3.9 $3.9 $7.2 $8.8 $4.9 $3.8 $2.9 $2.9 $6.2 $4.7 $5.4 $7.9 $9.5 $6.7 $12.1 Equity Fundraise Average (2Q'21-2Q'23) Average (2Q'23-2Q'25) 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 (dollars in billions) $4.3 $6.5

7 Second Quarter 2025 Highlights Financial Results • GAAP Net Income of $17.4 million, or $0.03 per basic and $0.02 per diluted Class A Share • Fee-Related Earnings of $358.3 million, or $0.23 per Adjusted Share • Distributable Earnings of $323.0 million, or $0.21 per Adjusted Share Capital Metrics • AUM of $284.1 billion, up 48% since June 30, 2024 ◦ FPAUM of $177.5 billion, up 46% since June 30, 2024 ◦ Permanent Capital of $204.6 billion, up 41% since June 30, 2024 ◦ AUM Not Yet Paying Fees of $28.6 billion, reflecting expected annual management fees of approximately $379 million once deployed • New Capital Commitments Raised of $13.9 billion ($12.1 billion new equity capital) in the quarter • FPAUM Raised and Deployed of $5.4 billion in the quarter Corporate For information on and reconciliation of the Company's non-GAAP measures, please see slides 26 to 29. • Annual Dividend of $0.90 per Class A Share announced for 2025, up 25% from 2024 ◦ Dividend of $0.225 per Class A Share declared for the quarter

8 GAAP Results (Unaudited) Quarter Ended Last Twelve Months (dollars in thousands, except per share data) 2Q'25 2Q'24 % Change 2Q'25 2Q'24 % Change GAAP Revenues Credit (including Part I Fees of $135,459, $127,135, $541,519 and $451,045) $ 368,016 $ 288,310 28% $ 1,397,873 $ 1,034,283 35% Real Assets 105,427 42,209 150% 319,083 149,509 113% GP Strategic Capital (including Part I Fees of $2,506, $2,307, $7,258 and $8,102) 149,926 135,235 11% 591,011 526,447 12% Management Fees, Net 623,369 465,754 34% 2,307,967 1,710,239 35% Administrative, Transaction and Other Fees 78,758 83,906 (6%) 298,710 271,286 10% Performance Revenues 979 188 421% 12,154 5,348 127% GAAP Revenues 703,106 549,848 28% 2,618,831 1,986,873 32% GAAP Expenses Compensation and Benefits 326,300 227,103 44% 1,217,829 916,637 33% Amortization of Intangible Assets 89,472 56,734 58% 324,272 226,462 43% General, Administrative and Other Expenses 188,052 93,458 101% 621,556 305,399 104% GAAP Expenses 603,824 377,295 60% 2,163,657 1,448,498 49% GAAP Results GAAP Net Income Attributable to Blue Owl Capital Inc. 17,426 33,945 (49%) 75,404 92,203 (18%) Earnings per Class A Share Basic $ 0.03 $ 0.06 Diluted $ 0.02 $ 0.06 Supplemental Information Credit $ 423,604 $ 355,920 19% $ 1,620,318 $ 1,252,378 29% Real Assets 116,871 48,580 141% 362,804 172,918 110% GP Strategic Capital 162,631 145,348 12% 635,709 561,577 13% GAAP Revenues 703,106 549,848 28% 2,618,831 1,986,873 32% GAAP Margin 12% 28% 12% 22% Management Fees as % from Permanent Capital 82% 91% 86% 91%

9 Historical Trends (GAAP) • GAAP Management Fees of $2,308.0 million for the last twelve months, increased 35% compared to prior year • GAAP Consolidated Net Income of $277.7 million for the last twelve months, compared to $394.8 million in the prior year • GAAP Net Income Attributable to Class A Shares of $75.4 million for the last twelve months, compared to $92.2 million in the prior year GAAP Management Fees Net Income Attributable to Class A SharesConsolidated Net Income (dollars in millions) (dollars in millions) (dollars in millions) $465.8 $623.4 $1,710.2 $2,308.0 2Q'24 2Q'25 2Q'24 LTM 2Q'25 LTM $33.9 $17.4 $92.2 $75.4 2Q'24 2Q'25 2Q'24 LTM 2Q'25 LTM $138.1 $70.7 $394.8 $277.7 2Q'24 2Q'25 2Q'24 LTM 2Q'25 LTM

10 2Q'25 - LTM Earnings Growth DEFRE Revenues 29% Growth FRE 23% Growth 20% Growth 17th consecutive quarter of both FRE management fees and FRE sequential growth (dollars in millions) $1,888.1 $2,430.3 2Q'24 LTM 2Q'25 LTM $1,004.9 $1,201.7 2Q'24 LTM 2Q'25 LTM $1,113.4 $1,370.9 2Q'24 LTM 2Q'25 LTM (dollars in millions) (dollars in millions) For information on and reconciliation of the Company's non-GAAP measures, please see slides 26 to 29.

11 Non-GAAP Results (Unaudited) Quarter Ended Last Twelve Months (dollars in thousands, except per share data) 2Q'25 2Q'24 % Change 2Q'25 2Q'24 % Change FRE Revenues Credit (including Part I Fees of $135,459, $127,135, $541,519 and $451,045) $ 368,016 $ 288,310 28% $ 1,397,873 $ 1,034,283 35% Real Assets 91,093 42,209 116% 285,430 149,509 91% GP Strategic Capital (including Part I Fees of $2,506, $2,307, $7,258 and $8,102) 161,043 145,895 10% 635,477 569,086 12% FRE Management Fees, Net 620,152 476,414 30% 2,318,780 1,752,878 32% FRE Administrative, Transaction and Other Fees 25,779 43,404 (41%) 102,843 131,747 (22%) FRE Performance Revenues 119 188 (37%) 8,628 3,509 146% FRE Revenues 646,050 520,006 24% 2,430,251 1,888,134 29% FRE Expenses FRE Compensation and Benefits 188,942 148,202 27% 710,873 534,919 33% FRE General, Administrative and Other Expenses 88,859 65,673 35% 308,346 215,683 43% FRE Expenses 277,801 213,875 30% 1,019,219 750,602 36% Fee-Related Earnings 358,343 296,475 21% 1,370,927 1,113,394 23% Distributable Earnings 323,014 272,965 18% 1,201,714 1,004,872 20% Adjusted Per Share Information Fee-Related Earnings per Adjusted Share $ 0.23 $ 0.21 Distributable Earnings per Adjusted Share $ 0.21 $ 0.19 Supplemental Information Credit $ 391,077 $ 330,201 18% $ 1,493,637 $ 1,161,433 29% Real Assets 91,720 42,278 117% 293,015 151,630 93% GP Strategic Capital 163,253 147,527 11% 643,599 575,071 12% FRE Revenues 646,050 520,006 24% 2,430,251 1,888,134 29% FRE Margin 57% 59% 58% 60% FRE Management Fees as % from Permanent Capital 85% 91% 87% 92% For information on and reconciliation of the Company's non-GAAP measures, please see slides 26 to 29.

12 Historical Trends (Non-GAAP) • FRE Management Fees of $2,318.8 million for the last twelve months, increased 32% compared to prior year • Fee-Related Earnings of $1,370.9 million for the last twelve months, increased 23% compared to prior year • Distributable Earnings of $1,201.7 million for the last twelve months, increased 20% compared to prior year FRE Management Fees Distributable EarningsFee-Related Earnings (dollars in millions) (dollars in millions) (dollars in millions) $273.0 $323.0 $1,004.9 $1,201.7 2Q'24 2Q'25 2Q'24 LTM 2Q'25 LTM $296.5 $358.3 $1,113.4 $1,370.9 2Q'24 2Q'25 2Q'24 LTM 2Q'25 LTM $476.4 $620.2 $1,752.9 $2,318.8 2Q'24 2Q'25 2Q'24 LTM 2Q'25 LTM For information on and reconciliation of the Company's non-GAAP measures, please see slides 26 to 29.

13 Assets Under Management • AUM of $284.1 billion, increased 48% since June 30, 2024 ◦ The increase was primarily driven by the Kuvare, IPI and Atalaya Acquisitions, as well as capital raised and appreciation across the business • FPAUM of $177.5 billion, increased 46% since June 30, 2024 ◦ The increase was primarily driven by the Kuvare, IPI and Atalaya Acquisitions, as well as capital raised across the business and deployment in Credit • Permanent Capital of $204.6 billion, increased 41% since June 30, 2024 ◦ Permanent capital generated 87% of management fees during the last twelve months • AUM Not Yet Paying Fees totaled $28.6 billion, reflecting expected annual FRE management fees of approximately $379 million once deployed AUM Fee-Paying AUM Permanent Capital Credit GP Strategic CapitalReal Assets (dollars in billions) (dollars in billions) (dollars in billions) $192.2 $284.1 $95.1 $145.5 $39.2 $71.5 $57.8 $67.1 2Q'24 2Q'25 $121.5 $177.5 $63.7 $93.7 $25.0 $45.4 $32.8 $38.4 2Q'24 2Q'25 $145.2 $204.6 $74.4 $114.5 $13.0 $23.4 $57.8 $66.6 2Q'24 2Q'25

14 Fundraising • New Capital Commitments Raised of $13.9 billion in the quarter ◦ New Capital Commitments Raised of $54.6 billion during the last twelve months • Total Equity Fundraise of $12.1 billion during the quarter was driven by $5.8 billion in Credit, $5.8 billion in Real Assets and $0.4 billion in GP Strategic Capital • Private Wealth Equity Fundraise of $4.4 billion during the quarter was primarily driven by products from the direct lending and alternative credit strategies in Credit, products from the net lease strategy in Real Assets and products from the GP minority stakes strategy in GP Strategic Capital ◦ Private Wealth Equity Fundraise of $16.3 billion during the last twelve months • Institutional Equity Fundraise of $7.6 billion during the quarter was primarily driven by products from the net lease strategy and digital infrastructure strategies in Real Assets, products from the direct lending and strategic equity strategies in Credit, products from the insurance solutions platform and products from the GP minority stakes strategy in GP Strategic Capital ◦ Institutional Equity Fundraise of $19.9 billion during the last twelve months Total Equity Fundraise (dollars in billions) $5.4 $12.1 $19.2 $36.1 $3.4 $5.8 $11.1 $17.3 $0.7 $5.8 $3.4 $11.1 $1.3 $0.4 $4.7 $7.7 Credit Real Assets GP Strategic Capital 2Q'24 2Q'25 2Q'24 LTM 2Q'25 LTM

15 Credit Platform • AUM of $145.5 billion, increased 53% since June 30, 2024 ◦ The increase was primarily driven by the Kuvare and Atalaya Acquisitions, as well as capital raised in products from the direct lending strategy • FPAUM of $93.7 billion, increased 47% since June 30, 2024 ◦ The increase was primarily driven by the Kuvare and Atalaya Acquisitions, as well as capital raised in products from the direct lending strategy and deployment across the platform • Direct Lending Originations during the quarter were $9.7 billion with net deployment of $2.5 billion ◦ Direct Lending Originations for the last twelve months were $46.9 billion with net deployment of $13.5 billion • AUM Not Yet Paying Fees totaled $19.3 billion, reflecting expected annual management fees of approximately $282 million once deployed • Direct Lending Gross Returns(1) of 3.0% for 2Q'25 and 13.5% over the last twelve months ended 2Q'25 • Alternative Credit Gross Returns(1) of 2.0% for 2Q'25 and 15.7% over the last twelve months ended 2Q'25 AUM (dollars in billions) (dollars in billions) Fee-Paying AUM Note 1. Gross and net returns are represented by a composite comprised of certain Credit products within the direct lending and alternative credit investment strategies. The composite excludes products that have been deploying capital for less than two years as such information is generally not meaningful. The net returns for the aforementioned direct lending strategy were 2.2% for 2Q'25 and 9.8% over the last twelve months ended 2Q'25. The net returns for the aforementioned alternative credit strategy were 1.6% for 2Q'25 and 12.4% over the last twelve months ended 2Q'25. $95.1 $145.5 2Q'24 2Q'25 $63.7 $93.7 2Q'24 2Q'25

16 Note 1. Gross and net returns are represented by a composite comprised of certain Real Assets products within the net lease, real estate credit (excluding insurance) and digital infrastructure investment strategies. The composite excludes products that have been deploying capital for less than two years as such information is generally not meaningful. The net returns for the aforementioned net lease strategy were 2.9% for 2Q'25 and 2.8% over the last twelve months ended 2Q'25. The net returns for the aforementioned real estate credit strategy (excluding insurance) were 2.3% for 2Q'25 and 9.9% over the last twelve months ended 2Q'25. The net returns for the aforementioned digital infrastructure strategy were (0.4)% for 2Q'25 and 9.7% over the last twelve months ended 2Q'25. Real Assets Platform • AUM of $71.5 billion, increased 82% since June 30, 2024 ◦ The increase was primarily driven by the IPI and Kuvare Acquisitions, capital raised in our real estate investment trust, our seventh vintage drawdown product and our third vintage digital infrastructure product • FPAUM of $45.4 billion, increased 81% since June 30, 2024 ◦ The increase was primarily driven by the IPI and Kuvare Acquisitions, capital raised in our real estate investment trust, real estate credit strategy and our third vintage digital infrastructure product, as well as capital deployed in our sixth vintage drawdown product • AUM Not Yet Paying Fees totaled $8.0 billion, reflecting expected annual management fees of approximately $79 million once deployed • Net Lease Gross Returns(1) of 4.1% for 2Q'25 and 4.6% over the last twelve months ended 2Q'25 • Real Estate Credit Gross Returns(1) of 2.3% for 2Q'25 and 10.2% over the last twelve months ended 2Q'25 • Digital Infrastructure Gross Returns(1) of (0.2)% for 2Q'25 and 14.4% over the last twelve months ended 2Q'25 AUM Fee-Paying AUM $39.2 $71.5 2Q'24 2Q'25 $25.0 $45.4 2Q'24 2Q'25 (dollars in billions)(dollars in billions)

17 Note 1. Net IRR since inception as of June 30, 2025 for Blue Owl GP Stakes III, Blue Owl GP Stakes IV and Blue Owl GP Stakes V was 22.5%, 36.0% and 15.3%, respectively. GP Strategic Capital Platform • AUM of $67.1 billion, increased 16% since June 30, 2024 ◦ The increase was primarily driven by capital raised in our sixth flagship minority equity stakes product and appreciation across the platform • FPAUM of $38.4 billion, increased 17% since June 30, 2024 ◦ The increase was primarily driven by capital raised in our sixth flagship minority equity stakes product • AUM Not Yet Paying Fees totaled $1.3 billion, reflecting expected annual management fees of approximately $17 million once deployed • Gross IRR Since Inception as of June 30, 2025(1) ◦ Blue Owl GP Stakes III: 28.9% ◦ Blue Owl GP Stakes IV: 55.2% ◦ Blue Owl GP Stakes V: 29.6% AUM Fee-Paying AUM $57.8 $67.1 2Q'24 2Q'25 $32.8 $38.4 2Q'24 2Q'25 (dollars in billions)(dollars in billions)

Supplemental Information

19 As of June 30, 2025, the average maturity of the Company's outstanding notes is ~10 years. Note 1. Cost of debt reflects average annual after tax interest rate on notes outstanding, assuming a 22% tax rate. Excludes borrowings under the Revolving Credit Facility. Supplemental Liquidity Metrics Credit Ratings BBB+ Baa2 Fitch Moody's BBB S&P Total Debt ($M) Available Liquidity ($M) 3.8% Cost of Debt(1) $759 $118 $934 Revolving Credit Facility Cash and Cash Equivalents $3,290 $1,000 $700 $400 $350 $60 $780 Revolving Credit Facility 2028 Unsecured Notes 2051 Unsecured Notes 2032 Unsecured Notes 2031 Unsecured Notes 2034 Unsecured Notes $1.1B Available Liquidity

20 As of June 30, 2025, AUM not yet paying fees totaled $28.6 billion, reflecting expected annual management fees of $379 million once deployed. FPAUM to AUM Bridge $51.2 $71.6 $28.6 $177.5 $284.1 $93.7 $19.3 $7.1 $25.4 $145.5 $45.4 $8.0 $16.5 $71.5 $38.4 $6.9 $20.5 $67.1 $28.6 $15.7 $62.3 Credit Real Assets GP Strategic Capital FPAUM AUM Not Yet Paying Fees Fee-Exempt AUM Net Appreciation, Leverage and Other AUM $1.7 $1.3 Figures may not sum due to rounding. (dollars in billions)

21 AUM and FPAUM Rollforwards Three Months Ended June 30, 2025 Twelve Months Ended June 30, 2025 (dollars in millions) Credit Real Assets GP Strategic Capital Total Credit Real Assets GP Strategic Capital Total AUM Beginning Balance $ 139,239 $ 67,062 $ 66,968 $ 273,269 $ 95,104 $ 39,208 $ 57,844 $ 192,156 Acquisitions — — — — 27,803 18,530 — 46,333 New capital raised 5,833 5,799 445 12,077 17,280 11,132 7,732 36,144 Change in debt 3,068 (1,263) — 1,805 11,916 3,538 500 15,954 Distributions (3,252) (915) (698) (4,865) (10,294) (2,667) (2,601) (15,562) Change in value / other 580 803 416 1,799 3,659 1,745 3,656 9,060 Ending Balance $ 145,468 $ 71,486 $ 67,131 $ 284,085 $ 145,468 $ 71,486 $ 67,131 $ 284,085 FPAUM Beginning Balance $ 92,890 $ 43,920 $ 37,822 $ 174,632 $ 63,736 $ 25,025 $ 32,788 $ 121,549 Acquisitions — — — — 22,841 14,776 — 37,617 New capital raised / deployed 2,676 2,042 654 5,372 13,478 7,349 6,813 27,640 Fee basis step down — — — — — — (389) (389) Distributions (2,738) (856) (108) (3,702) (8,639) (2,693) (911) (12,243) Change in value / other 856 260 64 1,180 2,268 909 131 3,308 Ending Balance $ 93,684 $ 45,366 $ 38,432 $ 177,482 $ 93,684 $ 45,366 $ 38,432 $ 177,482

Appendix

23 GAAP Results (Unaudited) Quarter Ended Last Twelve Months (dollars in thousands, except share and per share data) 2Q'25 2Q'24 2Q'25 2Q'24 Revenues Management fees, net (includes Part I Fees of $137,965, $129,442, $548,777 and $459,147) $ 623,369 $ 465,754 $ 2,307,967 $ 1,710,239 Administrative, transaction and other fees 78,758 83,906 298,710 271,286 Performance revenues 979 188 12,154 5,348 Total Revenues, Net 703,106 549,848 2,618,831 1,986,873 Expenses Compensation and benefits 326,300 227,103 1,217,829 916,637 Amortization of intangible assets 89,472 56,734 324,272 226,462 General, administrative and other expenses 188,052 93,458 621,556 305,399 Total Expenses 603,824 377,295 2,163,657 1,448,498 Other Loss Net gains (losses) on investments (2,420) 2,624 (14,204) 6,358 Interest and dividend income 11,015 13,787 45,875 30,323 Interest expense (41,986) (32,715) (147,205) (93,359) Change in TRA liability (2,026) (2,978) 2,737 (11,767) Change in warrant liability — 3,050 (26,650) (24,200) Change in earnout liability 20,629 (70) (4,698) (4,226) Total Other Loss (14,788) (16,302) (144,145) (96,871) Income Before Income Taxes 84,494 156,251 311,029 441,504 Income tax expense 13,798 18,197 33,284 46,734 Consolidated Net Income 70,696 138,054 277,745 394,770 Net income attributable to noncontrolling interests (53,270) (104,109) (202,341) (302,567) Net Income Attributable to Blue Owl Capital Inc. $ 17,426 $ 33,945 $ 75,404 $ 92,203 Net Income Attributable to Class A Shares $ 17,426 $ 33,945 $ 75,404 $ 92,203 Earnings per Class A Share Basic $ 0.03 $ 0.06 Diluted $ 0.02 $ 0.06 Weighted-Average Class A Shares Basic 649,685,215 530,100,825 Diluted 656,056,036 539,392,803

24 Quarter Ended (dollars in thousands, except per share data) 2Q'25 1Q'25 4Q'24 3Q'24 2Q'24 GAAP Revenues Management Fees, Net $ 623,369 $ 604,186 $ 557,103 $ 523,309 $ 465,754 Administrative, Transaction and Other Fees 78,758 72,988 69,675 77,289 83,906 Performance Revenues 979 6,312 4,583 280 188 GAAP Revenues 703,106 683,486 631,361 600,878 549,848 GAAP Expenses Compensation and Benefits 326,300 325,940 294,482 271,107 227,103 Amortization of Intangible Assets 89,472 89,473 76,653 68,674 56,734 General, Administrative and Other Expenses 188,052 190,779 121,396 121,329 93,458 GAAP Expenses 603,824 606,192 492,531 461,110 377,295 GAAP Results GAAP Net Income Attributable to Blue Owl Capital Inc. 17,426 7,430 20,743 29,805 33,945 Earnings per Class A Share Basic $ 0.03 $ 0.01 $ 0.03 $ 0.05 $ 0.06 Diluted $ 0.02 $ 0.00 $ 0.03 $ 0.04 $ 0.06 GAAP Results Summary (Unaudited)

25 Quarter Ended (dollars in thousands, except per share data) 2Q'25 1Q'25 4Q'24 3Q'24 2Q'24 FRE Revenues FRE Management Fees, Net $ 620,152 $ 595,983 $ 568,220 $ 534,425 $ 476,414 FRE Administrative, Transaction and Other Fees 25,779 20,154 23,288 33,622 43,404 FRE Performance Revenues 119 4,055 4,174 280 188 FRE Revenues 646,050 620,192 595,682 568,327 520,006 FRE Expenses FRE Compensation and Benefits 188,942 187,922 162,093 171,916 148,202 FRE General, Administrative and Other Expenses 88,859 77,283 83,016 59,188 65,673 FRE Expenses 277,801 265,205 245,109 231,104 213,875 Fee-Related Earnings 358,343 345,391 340,331 326,862 296,475 Distributable Earnings 323,014 262,516 315,177 301,007 272,965 Adjusted Per Share Information Fee-Related Earnings per Adjusted Share $ 0.23 $ 0.22 $ 0.23 $ 0.22 $ 0.21 Distributable Earnings per Adjusted Share $ 0.21 $ 0.17 $ 0.21 $ 0.20 $ 0.19 Non-GAAP Results Summary (Unaudited) For information on and reconciliation of the Company's non-GAAP measures, please see slides 26 to 29.

26 Non-GAAP and Other Measures GAAP Margin Calculated as income before income taxes, divided by total revenues. Fee-Related Earnings, or FRE, and Related Components Fee-Related Earnings (“FRE”) is a supplemental non-GAAP measure of our core operating performance used to make operating decisions and assess our core operating results, focusing on whether our core revenue streams, primarily consisting of management fees, are sufficient to cover our core operating expenses. FRE performance revenues refers to the GAAP performance revenues that are measured and eligible to be received on a recurring basis and not dependent on realization events from the underlying investments. Management also reviews the components that comprise Fee-Related Earnings (i.e., FRE revenues and FRE expenses) on the same basis used to calculate Fee-Related Earnings, and such components are also non-GAAP measures and have been identified with the prefix “FRE” throughout this presentation. Fee- Related Earnings exclude various items that are required for the presentation of our results under GAAP, including the following: noncontrolling interests in the Blue Owl Operating Partnerships; equity-based compensation expense; compensation expenses related to capital contributions in certain subsidiary holding companies that are in-turn paid as compensation to certain employees, as such contributions are not included in Fee-Related Earnings or Distributable Earnings (“DE”); amortization of acquisition-related earnouts and transaction bonuses; amortization of intangible assets; “Transaction Expenses” as defined below; expense support payments and subsequent reimbursements; net gains (losses) on investments; interest and dividend income; interest expense; changes in TRA, warrant and earnout liabilities; and taxes. Transaction expenses are expenses incurred in connection with acquisitions and strategic transactions, including subsequent adjustments related to such transactions, that were not eligible to be netted against consideration or recognized as acquired assets and assumed liabilities in the relevant transactions (“Transaction Expenses”). FRE revenues also exclude the portion of IPI catch-up fees earned that relate to periods prior to the closing of the IPI Acquisition, as such amounts are payable as contingent consideration to the sellers. FRE revenues and FRE expenses also exclude DE performance revenues and related compensation expense, as well as revenues and expenses related to amounts reimbursed by our products, including administrative fees and dealer manager reallowed commissions, that have no impact to our bottom line operating results, and therefore FRE revenues and FRE expenses do not represent our total revenues or total expenses in any given period. DE performance revenues refers to GAAP performance revenues that are not FRE performance revenues. Distributable Earnings or DE Distributable Earnings is a supplemental non-GAAP measure of operating performance that equals Fee-Related Earnings plus or minus, as relevant, DE performance revenues and related compensation, interest and dividend income, interest expense, as well as amounts payable for taxes and payments made pursuant to the TRA. Amounts payable for taxes presents the current income taxes payable, excluding the impact of tax contingency-related accrued expenses or benefits, as such amounts are included when paid or received, related to the respective period’s earnings, assuming that all Distributable Earnings were allocated to Blue Owl Capital Inc., which would occur following the exchange of all Blue Owl Operating Group Units for Class A Shares. Current income taxes payable and payments made pursuant to the TRA reflect the benefit of tax deductions that are excluded when calculating Distributable Earnings (e.g., equity-based compensation expenses, Transaction Expenses, tax goodwill, etc.). If these tax deductions were to be excluded from amounts payable for taxes, Distributable Earnings would be lower and our effective tax rate would appear to be higher, even though a lower amount of income taxes would have been paid or payable for a period’s earnings. We make these adjustments when calculating Distributable Earnings to more accurately reflect the net realized earnings that are expected to be or become available for distribution or reinvestment into our business. Management believes that Distributable Earnings can be useful as a supplemental performance measure to our GAAP results in assessing the amount of earnings available for distribution. FRE Margin FRE Margin is a supplemental non-GAAP measure that equals Fee-Related Earnings before net (income) loss allocated to noncontrolling interests, divided by FRE revenues. Management believes that FRE Margin can be useful as a supplemental performance measure used to make operating decisions and assess our core operating results. Adjusted Shares Adjusted Shares represents the weighted-average outstanding interests that are participating in distributions as of the end of each respective period. Adjusted Shares is the sum of Blue Owl Capital Inc.’s Class A Shares (and Class B Shares to the extent outstanding in the future), Common Units and vested Incentive Units of the Blue Owl Operating Group. Common Units and Incentive Units are limited partner interests held by certain members of management and employees, as well as other third parties in the Blue Owl Operating Group. Subject to certain restrictions, Common Units are exchangeable on a one-for-one basis for either Class A Shares or Class B Shares if held by certain senior members of management. A vested Incentive Unit may convert into a Common Unit upon becoming economically equivalent on a tax basis to a Common Unit.

27 Non-GAAP Reconciliations Quarter Ended Last Twelve Months (dollars in thousands) 2Q'25 1Q'25 4Q'24 3Q'24 2Q'24 2Q'25 2Q'24 GAAP Net Income Attributable to Class A Shares $ 17,426 $ 7,430 $ 20,743 $ 29,805 $ 33,945 $ 75,404 $ 92,203 Net income attributable to noncontrolling interests 53,270 29,240 50,312 69,519 104,109 202,341 302,567 Income tax expense 13,798 3,672 3,018 12,796 18,197 33,284 46,734 GAAP Income Before Income Taxes 84,494 40,342 74,073 112,120 156,251 311,029 441,504 Strategic Revenue-Share Purchase consideration amortization 11,117 11,116 11,117 11,116 10,660 44,466 42,639 DE performance revenues (860) (2,257) (409) — — (3,526) (1,839) DE performance revenues compensation 732 1,918 143 — — 2,793 644 IPI Acquisition-related catch-up fees payable to sellers (14,334) (19,319) — — — (33,653) — Equity-based compensation - other 75,166 75,192 70,261 58,898 40,155 279,517 177,046 Equity-based compensation - acquisition-related 76,837 82,999 21,629 2,077 2,163 183,542 47,233 Equity-based compensation - Business Combination grants 17,051 11,485 17,432 16,632 17,649 62,600 69,864 Acquisition-related cash amortization 979 2,629 — — — 3,608 13,135 Capital-related compensation 915 1,201 1,532 732 681 4,380 3,966 Amortization of intangible assets 89,472 89,473 76,653 68,674 56,734 324,272 226,462 Transaction Expenses 9,343 25,186 11,455 43,186 11,613 89,170 29,326 Expense support 2,549 (1,930) 1,930 (3,860) (6,077) (1,311) (9,319) Net (gains) losses on investments 2,420 7,700 7,832 (3,748) (2,624) 14,204 (6,358) Change in TRA liability 2,026 4,276 (2,190) (6,849) 2,978 (2,737) 11,767 Change in warrant liability — — 20,350 6,300 (3,050) 26,650 24,200 Change in earnout liability (20,629) (2,318) 17,589 10,056 70 4,698 4,226 Interest and dividend income (11,015) (11,230) (11,417) (12,213) (13,787) (45,875) (30,323) Interest expense 41,986 38,524 32,593 34,102 32,715 147,205 93,359 Fee-Related Earnings Before Noncontrolling Interests 368,249 354,987 350,573 337,223 306,131 1,411,032 1,137,532 Net income allocated to noncontrolling interests included in Fee- Related Earnings (9,906) (9,596) (10,242) (10,361) (9,656) (40,105) (24,138) Fee-Related Earnings 358,343 345,391 340,331 326,862 296,475 1,370,927 1,113,394 DE performance revenues 860 2,257 409 — — 3,526 1,839 DE performance revenues compensation (732) (1,918) (143) — — (2,793) (644) Interest and dividend income 11,015 11,230 11,417 12,213 13,787 45,875 30,323 Interest expense (41,986) (38,524) (32,593) (34,102) (32,715) (147,205) (93,359) Taxes and TRA payments (4,486) (55,920) (4,244) (3,966) (4,582) (68,616) (46,681) Distributable Earnings $ 323,014 $ 262,516 $ 315,177 $ 301,007 $ 272,965 $ 1,201,714 $ 1,004,872

28 Non-GAAP Reconciliations (cont’d) Quarter Ended Last Twelve Months (dollars in thousands, except per share data) 2Q'25 1Q'25 4Q'24 3Q'24 2Q'24 2Q'25 2Q'24 Weighted-Average Adjusted Shares Class A Shares(1) 637,712,824 614,422,518 590,446,378 563,549,711 518,018,685 Common Units and Vested Incentive Units 918,707,507 933,259,441 914,037,132 913,241,168 923,316,935 Total Weighted-Average Adjusted Shares 1,556,420,331 1,547,681,959 1,504,483,510 1,476,790,879 1,441,335,620 Earnings per Class A Share - Basic $ 0.03 $ 0.01 $ 0.03 $ 0.05 $ 0.06 Earnings per Class A Share - Diluted $ 0.02 $ 0.00 $ 0.03 $ 0.04 $ 0.06 Fee-Related Earnings per Adjusted Share $ 0.23 $ 0.22 $ 0.23 $ 0.22 $ 0.21 Distributable Earnings per Adjusted Share $ 0.21 $ 0.17 $ 0.21 $ 0.20 $ 0.19 GAAP Revenues $ 703,106 $ 683,486 $ 631,361 $ 600,878 $ 549,848 $ 2,618,831 $ 1,986,873 Strategic Revenue-Share Purchase consideration amortization 11,117 11,116 11,117 11,116 10,660 44,466 42,639 DE performance revenues (860) (2,257) (409) — — (3,526) (1,839) IPI Acquisition-related catch-up fees payable to sellers (14,334) (19,319) — — — (33,653) — Reimbursed expenses (52,979) (52,834) (46,387) (43,667) (40,502) (195,867) (139,539) FRE Revenues $ 646,050 $ 620,192 $ 595,682 $ 568,327 $ 520,006 $ 2,430,251 $ 1,888,134 GAAP Compensation and Benefits $ 326,300 $ 325,940 $ 294,482 $ 271,107 $ 227,103 $ 1,217,829 $ 916,637 DE performance revenues compensation (732) (1,918) (143) — — (2,793) (644) Equity-based compensation - other (75,166) (75,192) (70,261) (58,898) (40,155) (279,517) (177,046) Equity-based compensation - acquisition-related (19,914) (21,501) (21,629) (2,077) (2,163) (65,121) (47,233) Equity-based compensation - Business Combination grants (17,051) (11,485) (17,432) (16,632) (17,649) (62,600) (69,864) Acquisition-related cash amortization (979) (2,629) — — — (3,608) (13,135) Capital-related compensation (915) (1,201) (1,532) (732) (681) (4,380) (3,966) Reimbursed expenses (22,601) (24,092) (21,392) (20,852) (18,253) (88,937) (69,830) FRE Compensation and Benefits $ 188,942 $ 187,922 $ 162,093 $ 171,916 $ 148,202 $ 710,873 $ 534,919 GAAP General, Administrative and Other Expenses $ 188,052 $ 190,779 $ 121,396 $ 121,329 $ 93,458 $ 621,556 $ 305,399 Equity-based compensation - acquisition-related (56,923) (61,498) — — — (118,421) — Transaction Expenses (9,343) (25,186) (11,455) (43,186) (11,613) (89,170) (29,326) Expense support (2,549) 1,930 (1,930) 3,860 6,077 1,311 9,319 Reimbursed expenses (30,378) (28,742) (24,995) (22,815) (22,249) (106,930) (69,709) FRE General, Administrative and Other Expenses $ 88,859 $ 77,283 $ 83,016 $ 59,188 $ 65,673 $ 308,346 $ 215,683 Note 1. Excludes 11,972,391, 11,431,589, 10,924,696, 11,700,172 and 12,082,140 respectively, fully vested restricted stock units that do not participate in dividends until settled but that are included in the denominator for GAAP basic earnings per share.

29 Non-GAAP Reconciliations (cont’d) Quarter Ended Last Twelve Months (dollars in thousands, except per share data) 2Q'25 2Q'24 2Q'25 2Q'24 Income Before Income Taxes $ 84,494 $ 156,251 $ 311,029 $ 441,504 GAAP Revenues $ 703,106 $ 549,848 $ 2,618,831 $ 1,986,873 GAAP Margin 12% 28% 12% 22 % Fee-Related Earnings Before Noncontrolling Interests $ 368,249 $ 306,131 $ 1,411,032 $ 1,137,532 FRE Revenues $ 646,050 $ 520,006 $ 2,430,251 $ 1,888,134 FRE Margin 57% 59% 58% 60%

30 Defined Terms Assets Under Management or AUM Refers to the assets that we manage, and is generally equal to the sum of (i) net asset value (“NAV”); (ii) drawn and undrawn debt; (iii) uncalled capital commitments; (iv) total managed assets for certain Credit and Real Assets products; and (v) par value of collateral for collateralized loan obligations (“CLOs”) and other securitizations. Atalaya Acquisition Refers to the acquisition of the business of alternative credit manager Atalaya Capital Management LP that was completed on September 30, 2024. our BDCs Refers to the business development companies (“BDCs”) we manage, as regulated under the Investment Company Act of 1940, as amended: Blue Owl Capital Corporation (NYSE: OBDC) (“OBDC”), Blue Owl Capital Corporation II (“OBDC II”), Blue Owl Technology Finance Corp. (NYSE: OTF) (“OTF”), Blue Owl Credit Income Corp. (“OCIC”), Blue Owl Technology Income Corp. (“OTIC”), until January 13, 2025, Blue Owl Capital Corporation III (“OBDE”) and, until March 24, 2025, Blue Owl Technology Finance Corp. II (“OTF II”). Blue Owl, the Company, the firm, we, us, and our Refers to Blue Owl Capital Inc. and its consolidated subsidiaries. Blue Owl Operating Group Prior to the Internal Reorganization, referred collectively to Blue Owl Capital Holdings LP ("Blue Owl Holdings") and Blue Owl Capital Carry LP ("Blue Owl Carry") and their consolidated subsidiaries. Following the Internal Reorganization, refers to Blue Owl Holdings and its consolidated subsidiaries and any future entity designated by our board of directors in its sole discretion as a Blue Owl Operating Partnership. Blue Owl Operating Group Units Prior to the Internal Reorganization, referred collectively to a unit in each of Blue Owl Holdings and Blue Owl Carry. Following the Internal Reorganization, refers to a unit in the Blue Owl Operating Group. Blue Owl Operating Partnerships Prior to the Internal Reorganization, referred collectively to Blue Owl Holdings and Blue Owl Carry. Following the Internal Reorganization, refers to Blue Owl Holdings, unless context indicates otherwise. Business Combination Refers to the transactions contemplated by the business combination agreement dated as of December 23, 2020 (as the same has been or may be amended, modified, supplemented or waived from time to time), by and among Altimar Acquisition Corporation, Owl Rock Capital Group LLC, Owl Rock Capital Feeder LLC, Owl Rock Capital Partners LP and Neuberger Berman Group LLC, which transactions were completed on May 19, 2021. Credit Refers to our Credit platform that includes (i) our direct lending strategy, which offers private credit solutions to primarily upper-middle-market companies through differentiated access points; (ii) alternative credit, which targets credit-oriented investments in markets underserved by traditional lenders or the broader capital markets, with deep expertise investing across specialty finance, private corporate credit and equipment leasing; (iii) investment grade credit, which focuses on generating capital-efficient investment income through asset-backed finance, private corporate credit, and structured products; and (iv) liquid credit, which focuses on the management of CLOs. Our Credit platform also includes our other adjacent investment strategies (e.g., strategic equity and healthcare opportunities). Fee-Paying AUM or FPAUM Refers to the AUM on which management fees and/or FRE performance revenues are earned. For our BDCs, FPAUM is generally equal to total assets (including assets acquired with debt but excluding cash). For our other Credit products, excluding CLOs, FPAUM is generally equal to NAV, investment cost, market value or statutory book value. FPAUM also includes uncalled committed capital for products where we earn management fees thereon. For CLOs and other securitizations, FPAUM is generally equal to the par value of collateral. For Real Assets, FPAUM is generally equal to capital commitments, the cost of unrealized investments during the investment period and the cost of unrealized investments after the investment period; however, for certain Real Assets products FPAUM is based on NAV, market value or statutory book value. For our GP Strategic Capital products, FPAUM for the GP minority stakes strategy is generally equal to capital commitments during the investment period and the cost of unrealized investments after the investment period. For GP Strategic Capital’s other strategies, FPAUM is generally equal to investment cost. Fitch Refers to Fitch Ratings credit rating agency. GP Strategic Capital Refers to our GP Strategic Capital platform that primarily focuses on acquiring equity stakes in, and providing debt financing to, large, multi- product private equity and private credit firms through two investment strategies: GP minority stakes and GP debt financing, and also includes our professional sports minority stakes strategy.

31 Defined Terms (cont’d) Gross IRR Refers to an annualized since inception gross internal rate of return of cash flows to and from the product and the product’s residual value at the end of the measurement period. Gross IRRs are calculated before giving effect to management fees (including Part I Fees), as applicable. For GP Strategic Capital, performance metrics are presented on a quarter lag. Gross Return Refers to a return that is equal to the percentage change in the value of a product's portfolio, adjusted for all contributions and withdrawals (cash flows) before the effects of management fees, incentive fees and carried interest allocated to the general partner of special limited partners, or other fees and expenses. Institutional Fundraise Includes insurance, internal fundraise and GP commitments. Internal Reorganization Refers to the internal reorganization that occurred on April 1, 2025, pursuant to which, among other things, Blue Owl Carry became a wholly owned subsidiary of Blue Owl Holdings. IPI Acquisition Refers to the acquisition of the business of digital infrastructure fund manager IPI Partners, LLC that was completed on January 3, 2025. Kuvare Acquisition Refers to the acquisition of Kuvare Insurance Services LP (d/b/a Kuvare Asset Management), a boutique investment management firm focused on providing asset management services to the insurance industry, that was completed on July 1, 2024. Moody's Refers to Moody's credit rating agency. Net IRR Refers to an annualized since inception net internal rate of return of cash flows to and from the product and the product’s residual value at the end of the measurement period. Net IRRs are calculated after giving effect to fees, as applicable, and all other expenses. An individual investor’s IRR may be different to the reported IRR based on the timing of capital transactions. For GP Strategic Capital, performance metrics are presented on a quarter lag. Net Return Refers to a return that is equal to the percentage change in the value of a product's portfolio, adjusted for all contributions and withdrawals (cash flows) after the effects of management fees, incentive fees and carried interest allocated to the general partner of special limited partners, or other fees and expenses. Part I Fees Refers to quarterly performance income on the net investment income of our BDCs and similarly structured products, subject to a fixed hurdle rate. These fees are classified as management fees throughout this presentation, as they are predictable and recurring in nature, not subject to repayment, and cash-settled each quarter. Permanent Capital Refers to AUM in products that have an indefinite term and do not have a requirement to exit investments and return the proceeds to investors after a prescribed period. Some of these products, however, may be required or can elect to return all or a portion of capital gains and investment income, and some may have periodic tender offers or redemptions. Permanent Capital includes certain products that are subject to management fee step downs or roll-offs or both over time. Real Assets Refers, unless context indicates otherwise, to our Real Assets platform that includes our net lease strategy, which focuses on acquiring net- leased real estate occupied by investment grade and creditworthy tenants; real estate credit, which offers a diverse range of competitive financing solutions; and digital infrastructure, which focuses on acquiring, financing, developing, and operating data centers and related digital infrastructure assets. S&P Refers to Standard & Poor's credit rating agency. Tax Receivable Agreement or TRA Refers to the Second Amended and Restated Tax Receivable Agreement, dated as of April 1, 2025, as may be amended from time to time by and among the Registrant, Blue Owl Capital GP LLC, Blue Owl Holdings, Blue Owl Carry (solely for purposes of Section 7.18(b) thereto) and each of the Partners (as defined therein) party thereto.